Exhibit 99

FOR IMMEDIATE RELEASE                                                       NEWS
November 1, 2004                                              Amex - NGS, NGS.WS


             NATURAL GAS SERVICES GROUP ANNOUNCES THIRD QUARTER AND
                          NINE MONTHS FINANCIAL RESULTS

           5% Increase In Revenue For The Three Months to $3.9 Million 21% Increase In Revenue For The Nine Months to $11.2 Million

MIDLAND, Texas, November 1, 2004 - Natural Gas Services Group, Inc. (AMEX:NGS), a leading provider of equipment and services to the natural gas and oil industry, announces its financial results for the third quarter and nine months ended September 30, 2004.

Revenue for the third quarter ended September 30, 2004, increased 5% to $3,870,113 as compared to $3,699,556 for the same period in 2003. Revenue for the nine months ended September 30, 2004, increased 21% to $11,221,529 as compared to $9,264,116 for the same period in 2003. The increase in revenue during the third quarter and nine months reflects an increase in revenue from the rental of natural gas compressor units and a slight increase in service and maintenance revenue.

Gross margin percentage increased from 52% for the nine months ended September 30, 2003, to 56% for the same period ended September 30, 2004. This improvement resulted mainly from the relative increase in leasing revenue as a percentage of the total revenue. Our rental fleet carries a gross margin averaging 70%, and an increase in rentals improves our total gross margin.

Net income for the three months ended September 30, 2004, increased 17% to $451,074 or $.07 per share (diluted), as compared to net income of $384,407 or $.07 per share (diluted) for the same period in 2003. Net income for the nine months ended September 30, 2004, increased 231% to $2,710,568 or $.43 per share (diluted), as compared to net income of $817,442 or $.14 per share (diluted) for same period in 2003. This increase included life insurance proceeds on Mr. Wayne
L. Vinson, our former President and C.E.O. who passed away on March 15, 2004. Excluding these proceeds we had a 60% increase for the nine months.

NGS's rental fleet grew by 34% during the nine months ended September 30, 2004. The Company ended the period with 533 compressor packages in its rental fleet, up from 399 units at December 31, 2003 and 354 units at September 30, 2003.


EBITDA (see discussion of EBITDA at the end of this release) increased 22% to $1,586,814 for the three months ended September 30, 2004, versus $1,300,933 for the same period in 2003. EBITDA increased 84% to $5,815,434 for nine months ended September 30, 2004, versus $3,164,915 for the same period in 2003.

Wallace Sparkman, President and CEO of Natural Gas Services Group, Inc. said, "We are pleased with our quarter-over-quarter growth. Our Year-To-Date financials are strong and getting stronger. "Here are some key indicators comparing the quarter ending September 2004 to same period last year:

         The Company added 45 new gas compressors in the quarter ended 9-30-04 Leasing income is up 46% from $1.9 million to $2.7 million.
         Gross margin percentage increased 21% to $2.2 million.
         Operating income up 12% to $942,692.
         Net income up 17% to $451,074.
         EBITDA up 22% to $1.6 million.
         Diluted Earnings Per Share at $.07.

As the third quarter and nine months financial results show, we have been able to grow our company through organic growth, as evidenced by the fact our core leasing business remains quite profitable. We have been able to do this by delivering a high-value product to the small to mid-sized compressor market that meets their critical needs. As we continue to focus on the execution of our marketing and sales strategies, we are pleased with the increasing acceptance of our products and the acceleration of new account penetration. We have a strong balance sheet, a healthy backlog and now that NGS has acquired Screw Compression System, Inc. we are on track for an even a more successful fourth quarter and fiscal year 2004. We remain extremely optimistic about our prospects for continued and long term growth."

Conference Call:
As a reminder, the Company has scheduled a conference call Monday, November 1 at 3:00 PM Central Standard Time.

What: Natural Gas Services 2004 Third Quarter & Nine Months Financial Results Conference Call

When: Monday, November 1, 2004 - 3:00 PM Central Standard Time

How: Live via phone by dialing 800-936-4602. Code: Natural Gas Services. Participants to the conference call should call in at least 5 minutes prior to the start time.

Wallace Sparkman, President & CEO, Natural Gas Services Group, Inc. will be leading the call and discussing third quarter and nine months financial results, the status of existing and new natural gas compressor leases, the acquisition of Screw Compression Systems, Inc. and a look at the balance of fiscal 2004.


About Natural Gas Services Group, Inc. (NGS)
NGS manufactures, fabricates, sells, leases and services natural gas compressors that enhance the production of oil and gas wells. The Company also manufactures and sells flare systems and flare ignition systems for plant and production facilities.

For More Information, Contact:                 Wallace Sparkman, President & CEO
                                                800-580-1828
                                               Jim Drewitz, Investor Relations
                                                jdrewitz@comcast.net
                                                972-355-6070
                                                    Or

                  visit the Company's website at www.ngsgi.com

"EBITDA"  reflects net income or loss before interest,  taxes,  depreciation and amortization. EBITDA is a measure used by analysts and investors as an indicator of operating non-cash charges and financing costs.  Therefore,  EBITDA gives the investor information as to the cash generated from the operations of a business.
However,  EBITDA is not a measure  of  financial  performance  under  accounting principles  generally  accepted in the United  States of America  ("GAAP"),  and
should  not  be  considered  a  substitute  for  other  financial   measures  of
performance.  EBITDA as  calculated  by NGS may not be  comparable  to EBITDA as calculated and reported by other companies.  The most comparable GAAP measure to
EBITDA is net income. The reconciliation of EBITDA to net income is as follows:



                                  Three months ended Sept. 30,     Nine months ended Sept. 30,
                                  ----------------------------    ----------------------------
                                      2004            2003            2004            2003
                                  ------------    ------------    ------------    ------------
EBITDA                            $  1,586,814    $  1,300,933    $  5,815,434    $  3,164,915

  Adjustments to reconcile
  EBITDA to net income:

  Amortization and depreciation       (641,817)       (455,563)     (1,750,851)     (1,235,118)

  Interest expense                    (205,532)       (170,971)       (580,083)       (500,760)

  Provision for income tax            (288,391)       (289,992)       (773,932)       (611,595)
                                  ------------    ------------    ------------    ------------

Net income                        $    451,074    $    384,407    $  2,710,568    $    817,442
                                  ============    ============    ============    ============

                    ........................................

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause NGS's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for NGS's products and services; and new governmental safety, health and environmental regulations which could require NGS to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and NGS undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                        Natural Gas Services Group, Inc.
                           Consolidated Balance Sheet
                                   (unaudited)
                               September 30, 2004

                                     ASSETS
Current Assets:
   Cash and cash equivalents                                         $ 4,408,170
   Accounts receivable - trade                                         1,187,402
   Inventory                                                           3,179,066
   Prepaid expenses                                                      178,693
                                                                     -----------
              Total current assets                                     8,953,332

Lease equipment, net                                                  25,818,667
Other property, plant and equipment, net                               3,140,203
Goodwill, net                                                          2,589,655
Patents, net                                                              93,328
Other assets                                                              95,500
                                                                     -----------
         Total assets                                                $40,690,686
                                                                     ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current portion of long term debt and capital lease               $ 3,145,056
    Line of Credit                                                       521,461
   Accounts payable and accrued liabilities                            1,647,514
   Unearned Income                                                       118,283
                                                                     -----------
         Total current liabilities                                     5,432,315

Long term debt and capital lease, less current portion                 9,079,435
Subordinated notes, net                                                1,433,060
Deferred income tax payable                                            2,612,013
                                                                     -----------
              Total liabilities                                       18,556,823
                              SHAREHOLDERS' EQUITY
Common stock                                                              60,683
Paid in capital                                                       16,249,850
Retained earnings                                                      5,823,331
                                                                     -----------
         Total shareholders' equity                                   22,133,864
                                                                     -----------
         Total liabilities and shareholders' equity                  $40,690,686
                                                                     ===========


                        Natural Gas Services Group, Inc.
                         Consolidated Income Statements
                                   (unaudited)

                                              Three months ended September 30,     Nine months ended September 30,
                                              --------------------------------    --------------------------------
                                                   2004              2003              2004              2003
                                              --------------    --------------    --------------    --------------
Revenue:
   Sales                                      $      702,679    $    1,372,248    $    2,444,899    $    2,877,358
   Service and maintenance income                    436,584           452,714         1,370,306         1,346,597
   Leasing income                                  2,730,851         1,874,594         7,405,325         5,040,161
                                              --------------    --------------    --------------    --------------
                                                   3,870,113         3,699,556        11,220,529         9,264,116
Cost of revenue:
   Cost of sales                                     451,334         1,008,771         1,699,003         2,155,568
   Cost of service and maintenance                   338,312           290,008         1,030,167           961,237
   Cost of leasing                                   843,725           545,309         2,174,185         1,313,093
                                              --------------    --------------    --------------    --------------
                                                   1,633,371         1,844,088         4,903,355         4,429,898
                                              --------------    --------------    --------------    --------------
 Gross Margin                                      2,236,742         1,855,468         6,317,174         4,834,218

 Operating Cost:
   Selling expense                                   226,935           159,870           629,545           484,421
   General and administrative expense                425,299           395,918         1,368,524         1,186,922
   Depreciation and amortization                     641,817           455,563         1,750,851         1,235,118
                                              --------------    --------------    --------------    --------------
                                                   1,294,050         1,011,351         3,748,919         2,906,461
                                              --------------    --------------    --------------    --------------
 Operating income                                    942,692           844,117         2,568,255         1,927,757

   Interest expense                                 (205,532)         (170,971)         (580,083)         (500,760)
   Other income                                        2,306             1,253         1,496,329             2,040
                                              --------------    --------------    --------------    --------------
 Income before income taxes                          739,466           674,399         3,484,501         1,429,037
   Provision for income tax                          288,391           289,992           773,932           611,595
                                              --------------    --------------    --------------    --------------
 Net income                                          451,074           384,407         2,710,568           817,442
   Preferred dividends                                     0            30,530            53,277            92,550
                                              --------------    --------------    --------------    --------------
Net income available to common shareholders   $      451,074    $      353,877    $    2,657,291    $      724,892
                                              ==============    ==============    ==============    ==============


         Earnings per share:
         Basic                                $         0.08    $         0.07    $         0.49    $         0.15
         Diluted                              $         0.07    $         0.07    $         0.43    $         0.14
         Weighted average Shares:
         Basic                                     5,626,280         4,995,713         5,428,146         4,910,062
         Diluted                                   6,492,354         5,389,673         6,216,995         5,208,096


                        Natural Gas Services Group, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                       Nine Months           Nine Months
                                                                                          Ended                 Ended
                                                                                   September 30, 2004    September 30, 2003
                                                                                   ------------------    ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                                      $        2,710,568    $          817,442
      Adjustments  to  reconcile  net income to net cash  provided  by (used in)
     operating activities:
      Depreciation and amortization                                                         1,750,851             1,235,120
      Deferred taxes                                                                          769,507               602,202
      Amortization of debt issuance costs                                                      48,717                48,717
      Gain on disposal of assets                                                                6,911                10,547
      Changes in operating assets and liabilities:
      Trade and other receivables                                                            (370,807)             (938,817)
      Inventory                                                                              (624,827)           (1,000,735)
      Prepaid expenses and other                                                              (71,663)               42,958
      Accounts payable and accrued liabilities                                                575,362               708,971
      Deferred income                                                                         (88,932)              174,710
      Other                                                                                   (16,745)              (60,436)
                                                                                   ------------------    ------------------
 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                        4,688,942             1,640,679
                                                                                   ------------------    ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                                       (786,941)             (713,245)
    Purchase of rental equipment                                                           (8,150,073)           (5,187,208)
    Acquisition of remaining interest in joint venture, net of cash acquired                     --                 242,753
    Proceeds from sale of property and equipment                                               50,123               112,500
    Decrease in lease receivable                                                                 --                 210,512
    Distribution from equity method investment                                                   --                  49,090
                                                                                   ------------------    ------------------
 NET CASH USED IN INVESTING ACTIVITIES                                                     (8,886,891)           (5,285,598)
                                                                                   ------------------    ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from bank loans                                                             5,031,435             2,649,811
   Net proceeds from line of credit                                                           521,461                  --
   Repayments of long term debt                                                            (1,821,111)
                                                                                                                 (1,583,951)
   Repayments of line of credit                                                              (300,000)                 --
   Proceeds from sale of common stock, exercised warrants and stock options                 5,051,409               216,247
   Dividends paid on preferred stock                                                          (53,277)              (92,550)
                                                                                   ------------------    ------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                   8,429,917             1,189,557
                                                                                   ------------------    ------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     4,231,968            (2,455,362)
CASH AT BEGINNING OF PERIOD                                                                   176,202             2,713,638
                                                                                   ------------------    ------------------
CASH AT END OF PERIOD                                                              $        4,408,170    $          258,276
                                                                                   ==================    ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid                                                                $          580,083    $          500,760